STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2004

For

THRIVENT SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

800-THRIVENT (847-4836)

Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Balanced Portfolio
Thrivent High Yield Portfolio
Thrivent Partner High Yield Portfolio
Thrivent Income Portfolio
Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent Money Market Portfolio

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. dated May 1, 2004 (the "Fund"). The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 2003 of the Fund are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference. To receive a copy of the Prospectus or the Annual Report for the Fund, write to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836).

Table of Contents

                                                                                               Page

HISTORY OF THE FUND                                                                              3

INVESTMENT POLICIES AND RESTRICTIONS                                                             3

FUND MANAGEMENT                                                                                 19

CONTROL PERSONS AND PURCHASES OF SECURITIES                                                     29

INVESTMENT ADVISORY SERVICES                                                                    30

OTHER SERVICES                                                                                  37

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS                                                     38

CAPITAL STOCK                                                                                   41

NET ASSET VALUE (All Portfolios Except the Thrivent Money Market Portfolio)                     42

NET ASSET VALUE (Thrivent Money Market Portfolio)                                               43

TAX STATUS                                                                                      45

DISTRIBUTIONS                                                                                   45

CALCULATION OF PERFORMANCE DATA                                                                 46

DESCRIPTION OF DEBT RATINGS                                                                     49

REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                                      52

PROXY VOTING POLICIES                                                                   Appendix A

HISTORY OF THE FUND

The Fund is a diversified, open-end management investment company, organized as a Minnesota corporation on February 24, 1986. Prior to May 1, 2004, the Fund was known as LB Series Fund, Inc. The Fund is made up of 26 separate Portfolios. Each Portfolio of the Fund is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock is issued with respect to each Portfolio.

As of May 1, 2004, the Portfolios have been renamed as follows:

Old Name                                    New Name
------------------------------------------------------------------------------------------
Technology Stock Portfolio                  Thrivent Technology Portfolio
Small Cap Growth Portfolio                  Thrivent Partner Small Cap Growth Portfolio
Small Cap Value Portfolio                   Thrivent Partner Small Cap Value Portfolio
Small Cap Stock Portfolio                   Thrivent Small Cap Stock Portfolio
Small Cap Index Portfolio                   Thrivent Small Cap Index Portfolio
Mid Cap Growth                              Thrivent Mid Cap Growth Portfolio
Mid Cap Select Growth Portfolio             Thrivent Mid Cap Growth Portfolio II
Mid Cap Stock Portfolio                     Thrivent Mid Cap Stock Portfolio
Mid Cap Index Portfolio                     Thrivent Mid Cap Index Portfolio
World Growth Portfolio                      Thrivent Partner International Stock Portfolio
All Cap Portfolio                           Thrivent Partner All Cap Stock Portfolio
Growth Portfolio                            Thrivent Large Cap Growth Portfolio
Investors Growth Portfolio                  Thrivent Large Cap Growth Portfolio II
Growth Stock Portfolio                      Thrivent Partner Growth Stock Portfolio
Value Portfolio                             Thrivent Large Cap Value Portfolio
Capital Growth Portfolio                    Thrivent Large Cap Stock Portfolio
Large Company Index Portfolio               Thrivent Large Cap Index Portfolio
Real Estate Securities Portfolio            Thrivent Real Estate Securities Portfolio
Balanced Portfolio                          Thrivent Balanced Portfolio
High Yield Portfolio                        Thrivent High Yield Portfolio
High Yield Bond Portfolio                   Thrivent Partner High Yield Portfolio
Income Portfolio                            Thrivent Income Portfolio
Bond Index Portfolio                        Thrivent Bond Index Portfolio
Limited Maturity Bond Portfolio             Thrivent Limited Maturity Bond Portfolio
Mortgage Securities Portfolio               Thrivent Mortgage Securities Portfolio
Money Market Portfolio                      Thrivent Money Market Portfolio

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectus, various of the Portfolios may purchase the securities or engage in the transactions described below. Each of these investment practices are non-principal investment strategies unless the prospectus for the Fund identifies it as a principal investment strategy.

Other Securities

The Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio Thrivent Real Estate Securities Portfolio, and Thrivent Balanced Portfolio may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts and or trusts.

The Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, and Thrivent Real Estate Securities Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

The Thrivent High Yield Portfolio, Thrivent Partner High Yield Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio and Thrivent Mortgage Securities Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Bank Instruments

The Thrivent Partner High Yield Portfolio and the Thrivent Money Market Portfolio may invest in bank instruments including, but not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by Thrivent Financial for Lutherans ("Thrivent Financial") or a subadviser to be creditworthy.

Restricted Securities

The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities (10% in the case of the Thrivent Money Market Portfolio).

Reverse Repurchase Agreements

Each Portfolio also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolio will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio's records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Portfolios may enter into dollar roll transactions with respect to mortgage securities in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Portfolios, the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Portfolios may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as "tranche") has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes ("IOs") entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes ("POs") entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are "inverse floaters," which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund's portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund's portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Structured Securities

The Portfolios may invest in structured securities. The issuer of a structured security links the security's coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which the Portfolios can purchase these securities is subject to Rule 2a-7 under the Investment Company Act of 1940. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. The Portfolios' purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default. The Portfolios only invest in variable rate master demand notes when they deem them to involve minimal credit risk.

Lending Securities
(All Portfolios Except the Thrivent Money Market Portfolio)

Consistent with applicable regulatory requirements, each Portfolio may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Portfolio, Thrivent Financial will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Put and Call Options (All Portfolios Except the Thrivent Money Market Portfolio)

As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as "covered," we hold the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark liquid securities as collateral. When a Portfolio sells put options, the collateral must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling ("Writing") Covered Call Options: The Portfolios may from time to time sell ("write") covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options: The Portfolios may from time to time sell ("write") covered put options if the put option is part of a combined position (see "Combined Position Option" below). As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined ("strike") price for the option's underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: As part of its options transactions, the Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Combined Position Options: The Portfolios may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may engage in "straddle" and "spread" transactions. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Portfolio will depend on Thrivent Financial's or the subadviser's perception of anticipated market movements.

Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser's or subadviser's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, "Risks of Transactions in Options and Futures".

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.

Closing Transactions: The Portfolios may dispose of options that they have written by entering into "closing purchase transactions". Those Portfolios may dispose of options that they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures
(All Portfolios Except the Thrivent Money Market Portfolio)

Selling Futures Contracts: The Portfolios may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called "margin" by commodities exchanges and brokers.

The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a "good faith deposit" by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay "variation margin" equal to the daily change in the value of the position held by the Portfolio.

Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Portfolio intends to purchase.

Options on Futures Contracts: The Portfolios may also sell ("write") and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.

Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

In addition, the Thrivent Partner All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Hybrid Investments
(All Portfolios Except the Thrivent Money Market Portfolio)

As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio's return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial's or a Portfolio's subadviser's accuracy in predicting the future changes in interest rate levels and securities price movements.

A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box

The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.

The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio's use of such contracts would include, but not be limited to, the following:

         (1)   When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         (2)   When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio's securities denominated in such foreign currency.

         (3)   Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a
               Portfolio.

         (4)   The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          (5)  Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies.  However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Other Investment Companies

Each Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses that would result in the Fund paying its proportionate share. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Portfolios will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs)
(All Portfolios Except the Thrivent Money Market Portfolio)

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares in an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Passive Foreign Investment Companies
(All Portfolios Except the Thrivent Money Market Portfolio)

Each Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments. In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Investment Limitations

The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a "1940 Act Majority Vote").) Under these restrictions:

  None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio's total assets immediately after the time of such borrowing.

  None of the Portfolios may issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission.

  None of the Portfolios will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

  None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

  None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

  None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.

  None of the Portfolios will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940). In addition, with respect to the Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks.

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

  None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio's total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

  The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of "more than 25%") of a Portfolio's total assets.

  None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a "Government Security" under the 1940 Act.

  The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Fund.

The Fund has applied for an exemptive order from the SEC that would allow the Funds to engage in an interfund lending program. In an interfund lending arrangement, the Portfolios directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Portfolios to borrow at a lower interest rate than banks offer, allows lending Funds to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in "self-dealing," i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the Securities and Exchange Commission. The Portfolios' interfund lending arrangement is designed to ensure that each Portfolio has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a "senior security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Portfolio Turnover Rate

The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio's assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio's investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

Portfolio                       12/31/03                12/31/02               12/31/01
---------------------------------------------------------------------------------------
Thrivent Technology                68%                    57%                   44% (1)
Portfolio
Thrivent Partner Small             52%                    29%                   -- (2)
Cap Growth Portfolio
Thrivent Partner Small             54%(3)                 N/A                   N/A
Cap Value Portfolio
Thrivent Small Cap                122%                    92%                   46% (1)
Stock Portfolio
Thrivent Small Cap                 15%                    17%                   20%
Index Portfolio
Thrivent Mid Cap                   79%                    51%                  121%
Growth Portfolio
Thrivent Mid Cap                  105%                    171%                  15%(2)
Growth  Portfolio II
Thrivent Mid Cap Stock             85%                    59%                   95% (1)
Portfolio
Thrivent Mid Cap Index             25%                    14%                   20% (1)
Portfolio
Thrivent Partner                   26%                    20%                   30%
International  Stock
Portfolio
Thrivent Partner All              163%                    192%                  29% (2)
Cap Portfolio
Thrivent Large Cap                101%                    83%                   94%
Growth Portfolio
Thrivent Large Cap                261%                    214%                  13% (2)
Growth  Portfolio II
Thrivent Partner Growth            41%                    37%                    3% (2)
Stock Portfolio
Thrivent Large Cap                 32%                    104%                  -- (2)
Value Portfolio
Thrivent Large Cap                 33%                     7%                    1% (1)
Stock Portfolio
Thrivent Large Cap                  1%                     6%                    4%
Index Portfolio
Thrivent Real Estate               45% (3)                N/A                   N/A
Securities Portfolio
Thrivent Balanced                  69%                    25%                   29%
Portfolio
Thrivent High Yield                86%                    79%                   80%
Portfolio
Thrivent Partner High              95%                   100%                   76%
Yield Portfolio
Thrivent Income                   251%                   151%                  190%
Portfolio
Thrivent Bond Index               213%                    38%                   51%
Portfolio
Thrivent Limited                  255%                   236%                   24%
Maturity Bond Portfolio
Thrivent Mortgage                 921% (3)                N/A                   N/A
Securities Portfolio

         (1) For the period from March 1, 2001 (effective date) to December 31, 2001.
         (2) For the period from November 30, 2001 (effective date) to December 31, 2001.
         (3) For the period from April 30, 2003 (effective date) to December 31, 2003.

FUND MANAGEMENT

The Funds' Directors and Officers

The Board of Directors is responsible for the management and supervision of the Funds' business affairs and for exercising all powers except those reserved to the shareholders. Messrs. Eggerding and Estenson and Mses. Harpstead and Levi also serve as Trustees of The Lutheran Brotherhood Family of Funds, a registered investment company consisting of 11 Funds, each of which offer Class A, Class B and Institutional Class shares. Messrs. Campbell, Eggerding, Gady, and Smeds also serve as Trustees of The AAL Mutual Funds (a registered investment company consisting of 20 Funds, which offer Class A, Class B and Institutional Class shares).

The following tables provide information about the Directors and officers of the Fund.

INTERESTED DIRECTOR(1)
------------------------ ------------------ -------------------------- -------------- ----------------------
                                                                       Number of
                                                                       Portfolios
                         Position with                                 in Fund
                         the Fund and       Principal Occupation       Complex        Other Directorships
Name, Address and Age    Length of          During the Past 5 Years    Overseen by    Held by Director
                         Service(2)                                    Director
------------------------ ------------------ -------------------------- -------------- ----------------------
------------------------ ------------------ -------------------------- -------------- ----------------------
Pamela J. Moret          President since    Executive Vice             26 of the      Lutheran World
625 Fourth Avenue South  2002 and           President, Marketing and   Thrivent       Relief; Minnesota
Minneapolis, MN          Director since     Products, Thrivent         Series Fund,   Public Radio
Age 48                   February 2004      Financial,  since 2002;    Inc.
                                            Senior Vice President,
                                            Products, American
                                            Express Financial
                                            Advisors from 2000 to
                                            2001; Vice President,
                                            Variable Assets,
                                            American Express
                                            Financial Advisors from
                                            1996 to 2000
------------------------ ------------------ -------------------------- -------------- ----------------------

INDEPENDENT DIRECTORS(3)
------------------------- ----------------- -------------------------- -------------- ----------------------
                                                                       Number of
                                                                       Portfolios
                          Position with                                in Fund
                          the Fund and      Principal Occupation       Complex        Other Directorships
Name, Address and Age     Length of         During the Past 5 Years    Overseen by    Held by Director
                          Service(2)                                   Director
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
F. Gregory Campbell       Director since    President, Carthage        26 of the      Director, National
625 Fourth Avenue South   February 2004     College                    Thrivent       Association of
Minneapolis, MN                                                        Series Fund,   Independent Colleges
Age 64                                                                 Inc., 20 of    and Universities;
                                                                       The AAL        Director, Johnson
                                                                       Mutual Funds   Family of Mutual
                                                                                      Funds, Inc., an
                                                                                      investment company
                                                                                      consisting of four
                                                                                      portfolios;
                                                                                      Director, Kenosha
                                                                                      Hospital and Medical
                                                                                      Center; Director,
                                                                                      Prairie School
                                                                                      Board; Director,
                                                                                      United Health
                                                                                      Systems
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
Herbert F. Eggerding,     Director since    Management consultant to   26 of the      None
Jr.                       May 1990          several privately owned    Thrivent
625 Fourth Avenue South                     companies                  Series Fund,
Minneapolis, MN                                                        Inc., 20 of
Age 66                                                                 The AAL
                                                                       Mutual
                                                                       Funds, 11 of
                                                                       The Lutheran
                                                                       Brotherhood
                                                                       Family of
                                                                       Funds
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
Noel K. Estenson          Director since    Retired; previously        26 of the      None
625 Fourth Avenue South   June 1997         President and Chief        Thrivent
Minneapolis, MN                             Executive Officer,         Series Fund,
Age 65                                      CenexHarvestStates (farm   Inc., 11 of
                                            supply and marketing and   The Lutheran
                                            food business)             Brotherhood
                                                                       Family of
                                                                       Funds
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
Richard L. Gady           Director since    Retired; previously Vice   26 of the      Director,
625 Fourth Avenue South   February 2004     President, Public          Thrivent       International
Minneapolis, MN                             Affairs and Chief          Series Fund,   Agricultural
Age 61                                      Economist, Conagra, Inc.   Inc., 20 of    Marketing Association
                                            (agribusiness)             The AAL
                                                                       Mutual Funds
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
Jodi L. Harpstead         Director since    Chief Advancement          26 of the      Director, Delta
625 Fourth Avenue South   September 1998    Officer, Lutheran Social   Thrivent       Dental Plan of
Minneapolis, MN                             Service of Minnesota       Series Fund,   Minnesota
Age 47                                      since 2004; previously     Inc., 11 of
                                            Vice President & General   The Lutheran
                                            Manager, Cardiac Surgery   Brotherhood
                                            Technologies for           Family of
                                            Medtronic, Inc. (medical   Funds
                                            products and
                                            technologies)
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
Connie M. Levi            Director since    Retired                    26 of the      Director, Norstan,
625 Fourth Avenue South   October, 1993                                Thrivent       Inc.
Minneapolis, MN                                                        Series Fund,
Age 64                                                                 Inc., 11 of
                                                                       The Lutheran
                                                                       Brotherhood
                                                                       Family of
                                                                       Funds
------------------------- ----------------- -------------------------- -------------- ----------------------
------------------------- ----------------- -------------------------- -------------- ----------------------
Edward W. Smeds           Director and      Retired                    26 of the      Chairman, Carthage
625 Fourth Avenue South   Chairperson                                  Thrivent       College
Minneapolis, MN           since February                               Series Fund,
Age 68                    2004                                         Inc., 20 of
                                                                       The AAL
                                                                       Mutual Funds
------------------------- ----------------- -------------------------- -------------- ----------------------

OFFICERS
---------------------------------- ----------------------------- -------------------------------------------
                                   Position with the Fund,
                                   Length of Service and Term    Principal Occupation During the Past 5
Name, Address and Age              of Office(2)                  Years
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Pamela J. Moret                    President since 2002          Executive Vice President, Marketing and
625 Fourth Avenue South                                          Products, Thrivent Financial,  since
Minneapolis, MN                                                  2003; Senior Vice President, Marketing
Age 48                                                           and Products, Thrivent Financial from
                                                                 2002 to 2003; Senior Vice President,
                                                                 Products, American Express Financial
                                                                 Advisors from 2000 to 2001; Vice
                                                                 President, Variable Assets, American
                                                                 Express Financial Advisors from 1996 to
                                                                 2000
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Charles D. Gariboldi               Treasurer and Principal       Vice President Investment Accounting,
625 Fourth Avenue South            Accounting Officer since      Thrivent Financial for Lutherans since
Minneapolis, MN                    2002                          2002; Head of Investment Accounting, Aid
Age 44                                                           Association for Lutherans from 1999 to
                                                                 2001; Treasurer, The AAL Mutual Funds
                                                                 from 1997 to 1999
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Russell W. Swansen                 Vice President  since 2004    Chief Investment Officer, Investments,
625 Fourth Avenue South                                          Thrivent Financial for Lutherans since
Minneapolis, MN                                                  2004, Managing Director, Colonnade
Age 46                                                           Advisors, LLC ,from 2001 to 2002,
                                                                 President and Chief Investment Officer of
                                                                 PPM American from 1999 to 2000
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
John C. Bjork                      Assistant Secretary since     Senior Counsel, Thrivent Financial for
625 Fourth Avenue South            2004; Serves at discretion    Lutherans since 2002; Counsel, Lutheran
Minneapolis, MN                    of the Board until his        Brotherhood from 1987 to 2001
Age 50                             successor is elected
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Karl  D. Anderson                  Vice President since 2003     Vice President of Investment Product
625 Fourth Avenue South                                          Solutions Management, Thrivent Financial
Minneapolis, MN                                                  for Lutherans since 2002; Vice President
Age  42                                                          and Actuary, Aid Association for
                                                                 Lutherans from 1997 to 2002
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Frederick P. Johnson               Vice President since 1998     Vice President, Investment Operations,
625 Fourth Avenue South                                          Thrivent Financial for Lutherans since
Minneapolis, MN                                                  2002; Vice President, Investment
Age 41                                                           Operations, Lutheran Brotherhood in 2001;
                                                                 Assistant Vice President, Investment
                                                                 Operations, Lutheran Brotherhood from
                                                                 1994 to 2001
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Thomas R. Mischka                  Vice President and            Vice President of Divisional Support
625 Fourth Avenue South            Anti-Money Laundering         Services, Thrivent Financial for
Minneapolis, MN                    Officer since 2003            Lutherans since 2003; Vice President of
Age 44                                                           Marketing from 1997 to 2003, Aid
                                                                 Association for Lutherans
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Marnie L. Loomans-Thuecks          Vice President since 2004     Vice President, Customer Interaction
625 Fourth Avenue South                                          Department, Thrivent Financial for
Minneapolis, MN                                                  Lutherans since 1999
Age 41
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Brett L. Agnew                     Assistant Secretary since     Senior Counsel, Thrivent Financial for
625 Fourth Avenue South            2003                          Lutherans since  2002; Counsel, Aid
Minneapolis, MN                                                  Association for Lutherans from 2001 to
Age 33                                                           2002; Consultant, Principal Financial
                                                                 Group from 1998 to 2001
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
James E. Nelson                     Secretary since 2004         Vice President, Securities Law, Thrivent
625 Fourth Avenue South                                          Financial for Lutherans since 2002; Head
Minneapolis, MN                                                  of Securities Law, Lutheran Brotherhood
Age 43                                                           from 2001 to 2002;  Counsel and head of
                                                                 Insurance Practice Group, Law Division of
                                                                 ING ReliaStar (formerly ReliaStar
                                                                 Financial Corp.) from 1998 to 2001
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Marlene J. Nogle                   Assistant Secretary since     Senior Counsel, Thrivent Financial for
625 Fourth Avenue South            2000                          Lutherans since 2002; Senior Counsel and
Minneapolis, MN                                                  Assistant Vice President, Lutheran
Age 56                                                           Brotherhood from 1991 to 2002
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Todd J. Kelly                      Assistant Treasurer since     Director, Fund Accounting Operations,
222 West College Avenue            2002                          Thrivent Financial for Lutherans since
Appleton, WI                                                     2002; Manager, Mutual Fund Accounting,
Age 34                                                           Aid Association for Lutherans from 1996
                                                                 to 2002
---------------------------------- ----------------------------- -------------------------------------------
---------------------------------- ----------------------------- -------------------------------------------
Gerard V. Vaillancourt             Assistant Treasurer since     Director, Fund Accounting Administration,
625 Fourth Avenue South            2002                          Thrivent Financial for Lutherans since
Minneapolis, MN                                                  2002; Manager-Portfolio Compliance,
Age 36                                                           Lutheran Brotherhood from 2001 to 2002;
                                                                 Manager-Fund Accounting, Minnesota Life
                                                                 from 2000 to 2001; Supervisor-Securities
                                                                 Accounting, Lutheran Brotherhood from
                                                                 1998 to 2000
---------------------------------- ----------------------------- -------------------------------------------

(1)  "Interested  person" of the Fund as defined in the Investment  Company Act of 1940 by virtue of positions with
     Thrivent  Financial.  Ms. Moret is considered an interested  person because of her principal  occupation  with
     Thrivent Financial.
(2)  Each Director  serves an indefinite  term until her or his successor is duly elected and qualified.  The bylaws of the Fund provide that each  Director  must retire at the end of the year in which the Director  attains age
     70.  Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)  The  Directors  other  than  Ms.  Moret  are not  "interested  persons"  of the  Fund  and are  referred  to as
     "Independent Directors."

Committees of the Board of Directors

Each Independent Director serves as a member of each Committee. The responsibilities of the Committees are described below.

Audit Committee. (Ms. Levi serves as Chair.) The 1940 Act requires that a fund's independent auditors be selected by a majority of those Directors who are Independent Directors. The Audit Committee is responsible for approving the engagement or retention of the Fund's independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, approving audit and non-audit fees, reviewing the independence of the independent accountants, and reviewing the system of internal accounting control. The Audit Committee of the Board of Directors held three meetings during the fiscal year ended December 31, 2003.

Contracts Committee. (Mr. Eggerding serves as Chair.) The Contracts Committee assists the Board of Directors in fulfilling its duties to review and approve contracts between the Fund and other entities, including entering into new contracts and renewing existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Fund. The Contracts Committee held three meetings during the fiscal year ended December 31, 2003.

Governance Committee. (Mr. Estenson serves as the Chair.) The Governance Committee assists the Board of Directors in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board's membership. The Governance Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders. The Governance Committee held five meetings during the fiscal year ended December 31, 2003.

Beneficial Interest in the Fund by Trustees

The following tables provide information as of December 31, 2003, regarding the dollar range of beneficial ownership by each Director in each series of the Fund. In addition, the amount shown in the last column reflects the aggregate amount of each Director's beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Director.

INTERESTED DIRECTORS
-------------------------- ------------------------------------------------------- ---------------------------
                                                                                   Aggregate Dollar Range of
                                                                                    Beneficial Ownership in
                                                                                   All Registered Investment
                                                                                   Companies Overseen by the
                                    Dollar Range of Beneficial Ownership                Director in the
Name of Director                                in the Fund                        Investment Company Complex
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Pamela J. Moret            Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio         $1-$10,000
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio              None
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio         $1-$10,000
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                  $1-$10,000
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio            $1-$10,000
-------------------------- ------------------------------------------------------- ---------------------------

INDEPENDENT DIRECTORS
-------------------------- ------------------------------------------------------- ---------------------------
                                                                                   Aggregate Dollar Range of
                                                                                    Beneficial Ownership in
                                                                                   All Registered Investment
                                                                                   Companies Overseen by the
                                    Dollar Range of Beneficial Ownership                Director in the
    Name of Director                            in the Fund                        Investment Company Complex
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
F. Gregory Campbell        Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio               None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio              None
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Herbert F. Eggerding, Jr.  Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio               None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio     $10,001-$50,000
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio   $10,001-$50,000
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio         $10,001-$50,000
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Noel K. Estenson           Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio               None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio              None
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Richard L. Gady            Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio               None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio              None
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Jodi L. Harpstead          Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock  Portfolio              None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio              None
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Connie M. Levi             Thrivent Technology Portfolio                    None        $50,001-$100,000
                           Thrivent Partner Small Cap Growth  Portfolio     None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio               None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio   50,001-$100,000
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------
-------------------------- ------------------------------------------------------- ---------------------------
Edward W. Smeds            Thrivent Technology Portfolio                    None         Over $100,000
                           Thrivent Partner Small Cap Growth Portfolio      None
                           Thrivent Partner Small Cap Value Portfolio       None
                           Thrivent Small Cap Stock Portfolio               None
                           Thrivent Small Cap Index Portfolio               None
                           Thrivent Mid Cap Growth Portfolio                None
                           Thrivent Mid Cap Growth Portfolio II             None
                           Thrivent Mid Cap Stock Portfolio                 None
                           Thrivent Mid Cap Index Portfolio                 None
                           Thrivent Partner International Stock Portfolio   None
                           Thrivent Partner All Cap Portfolio               None
                           Thrivent Large Cap Growth Portfolio              None
                           Thrivent Large Cap Growth Portfolio II           None
                           Thrivent Partner Growth Stock Portfolio          None
                           Thrivent Large Cap Value Portfolio               None
                           Thrivent Large Cap Stock Portfolio               None
                           Thrivent Large Cap Index Portfolio               None
                           Thrivent Real Estate Securities Portfolio        None
                           Thrivent Balanced Portfolio                      None
                           Thrivent High Yield Portfolio                    None
                           Thrivent Partner High Yield Portfolio            None
                           Thrivent Income Portfolio                        None
                           Thrivent Bond Index Portfolio                    None
                           Thrivent Limited Maturity Bond Portfolio         None
                           Thrivent Mortgage Securities Portfolio           None
                           Thrivent Money Market Portfolio                  None
-------------------------- ------------------------------------------------------- ---------------------------

Compensation of Directors and Officers

The Fund makes no payments to any of its officers for services performed for the Fund. The Fund pays the Directors who are not interested persons an annual compensation of $32,500 to attend meetings of the Board of Directors. The Chairperson and the designated "lead" Director are each compensated an additional $1,250 per year.

Directors who are not interested persons of the Fund are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

For the fiscal year ended December 31, 2003, the Directors of the Fund received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:

------------------------------------------- -------------------------------- -------------------------------
            Name and Position                 Aggregate Compensation From      Total Compensation Paid by
                of Person                                Fund                  Fund and Fund Complex (1)
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Pamela J. Moret (2)                                       $0                               $0
Chairman and Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
F. Gregory Campbell                                       N/A                           $57,500
Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Herbert F. Eggerding, Jr.                               $23,275                         $50,500
Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Noel K. Estenson                                        $22,432                         $48,000
Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Richard L. Gady                                           N/A                           $57,500
Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Jodi L. Harpstead                                       $21,589                         $45,500
Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Connie M. Levi                                          $22,432                         $48,000
Director
------------------------------------------- -------------------------------- -------------------------------
------------------------------------------- -------------------------------- -------------------------------
Edward W. Smeds                                           N/A                           $57,500
Director
------------------------------------------- -------------------------------- -------------------------------

(1)  The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds, 20 series of The
     AAL Mutual Funds and the 26 portfolios of Thrivent Series Fund, Inc.
(2)  Interested person" of the Fund as defined in the Investment Company Act of 1940.

Code of Ethics

The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the codes of ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of their respective code of ethics. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

CONTROL PERSONS AND PURCHASES OF SECURITIES

Shares in the Fund are sold only to:

  Separate accounts (the "Accounts") of Thrivent Financial and Thrivent Life Insurance Company ("Thrivent Life"), which are used to fund benefits under various variable life insurance and variable annuity contracts (each a "variable contract") issued by Thrivent Financial and Thrivent Life; and

  Retirement plans sponsored by Thrivent Financial.

As of December 31, 2003, Thrivent Financial owned of record or beneficially the percentages of each Portfolio's outstanding shares as shown below. Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

---------------------------------------------------- -------------------------- --------------------------------------
                                                        Thrivent Financial      Thrivent Financial Ownership through
                                                       Ownership for Its Own                     the
Portfolio                                                     Account                   Thrivent Savings Plan
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Technology Portfolio                                    0                             26.17%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Partner Small Cap Growth Portfolio                      0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Partner Small Cap Value Portfolio                       0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Small Cap Stock Portfolio                               0                             45.21%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Small Cap Index Portfolio                               0                              1.95%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Mid Cap  Growth Portfolio                               0                              2.57%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Mid Cap Growth  Portfolio II                            0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Mid Cap Stock Portfolio                                 0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Mid Cap Index Portfolio                                 0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Partner International  Stock Portfolio                  0                              2.06%
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Thrivent Partner All Cap Portfolio                               0                               0%
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---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Large Cap Growth Portfolio                              0                              5.27%
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Thrivent Large Cap  Growth  Portfolio II                         0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
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Thrivent Partner Growth Stock Portfolio                          0                               0%
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---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Large Cap Value Portfolio                               0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Large Cap Stock Portfolio                               0                               0%
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---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Large Cap Index Portfolio                               0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Real Estate Securities Portfolio                        0                               0%
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Thrivent Balanced Portfolio                                      0                               0%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent High Yield Portfolio                                    0                              0.68%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Partner High Yield Portfolio                            0                              6.60%
---------------------------------------------------- -------------------------- --------------------------------------
---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Income Portfolio                                        0                              0.39%
---------------------------------------------------- -------------------------- --------------------------------------
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Thrivent Bond Index Portfolio                                    0                               0%
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---------------------------------------------------- -------------------------- --------------------------------------
Thrivent Limited Maturity Bond Portfolio                         0                              1.25%
---------------------------------------------------- -------------------------- --------------------------------------
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Thrivent Mortgage Securities Portfolio                           0                               0%
---------------------------------------------------- -------------------------- --------------------------------------

To the knowledge of the Fund, no Contract owner beneficially owns five percent or more of any Portfolio.

As of December 31, 2003, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any Portfolio.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Thrivent Financial, founded in 1902 under the laws of Wisconsin, is a fraternal benefit society owned by and operated for its members. It is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance departments of all the other states and jurisdictions in which it does business. Thrivent Life is an indirect subsidiary of Thrivent Financial.

Thrivent Financial serves as the investment adviser to several Portfolios. When investment opportunities arise that may be appropriate for one or more of the Portfolios, Thrivent Financial will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on the investment objectives and current cash and investment position of each. Because the various Portfolios for which Thrivent Financial acts as investment adviser have different investment objectives and positions, Thrivent Financial may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

Investment Subadvisers

Thrivent Financial has engaged subadvisers for Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio. Investment decisions for those Portfolios are made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.

Thrivent Partner Small Cap Growth Portfolio

Investment decisions for the Thrivent Partner Small Cap Growth Portfolio are made by Turner Investment Partners, Inc. ("Turner") and Westcap Investors, LLC ("Westcap").

Turner was founded in 1990 and is organized as a Pennsylvania corporation. Robert E. Turner (Chairman and Chief Investment Officer of Turner) may be deemed to be a controlling person of Turner under the 1940 Act. As of December 31, 2003, Turner managed approximately $12.3 billion in assets including separate accounts and mutual funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Westcap was founded in 1992 and is organized as a limited liability company in Delaware. Geoffrey I. Edelstein, and Gregory S. Weirick (each of whom is a Managing Director of Westcap) may be deemed to be controlling persons of Westcap under the 1940 Act. As of December 31, 2003, Westcap managed approximately $2.8 billion in assets including separate accounts and mutual funds. Westcap is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025.

Thrivent Partner International Stock Portfolio

Investment decisions for the Thrivent Partner International Stock Portfolio are made by Mercator Asset Management, LP ("Mercator") and T. Rowe Price International, Inc. ("Price International").

Mercator is a limited partnership organized under the laws of Delaware. Founded in 1984, Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2003, Mercator managed approximately $6.6 billion in assets including separate accounts, commingled funds and a mutual fund.

Price International is one of the leading international mutual fund asset managers with the U.S. equivalent of about $22.9 billion under management as of December 31, 2003 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires. Price International is a wholly-owned subsidiary of T. Rowe Price Finance, Inc., which in turn is a wholly-owned subsidiary of T. Rowe Price Associates, Inc.

Thrivent Partner All Cap Portfolio

Investment decisions for the Thrivent Partner All Cap Portfolio are made by Fidelity Management & Research Company ("FMR"), which serves as the subadviser for the Portfolio. Thrivent Financial has engaged FMR to manage the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors. FMR Co, Inc., a wholly-owned subsidiary of FMR, serves as sub-subadviser for the Portfolio.

FMR was founded in 1946 and has since grown into one of the world's largest money managers and financial service providers. As of December 31, 2003, FMR and its affiliates had approximately $799 billion in mutual fund assets under management.

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio

Investment decisions for the Thrivent Partner Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. ("T. Rowe Price").

T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 67 years of investment management experience and approximately $190 billion total assets under management as of December 31, 2003.

Advisory and Subadvisory Agreements

Investment Advisory Agreement

The Investment Advisory Agreement provides that it shall continue in effect with respect to each Portfolio from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction that does not result in a change of actual control or management of an adviser is not deemed an assignment.

The Advisory Contract provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.

Thrivent Financial and Thrivent Life have agreed with the Fund to pay, or to reimburse the Fund for the payment of, certain Portfolio's expenses in excess of the advisory fees. Pursuant to a Reimbursement Agreement with the Fund through December 31, 2003, Thrivent Financial and Thrivent Life reimbursed all expenses other than the advisory fees for Thrivent Partner Small Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio, and Thrivent Money Market Portfolio. The Reimbursement Agreement was terminated December 31, 2003. Effective through November 30, 2003, Thrivent Financial voluntarily reimbursed all expenses other than the advisory fees for Thrivent Technology Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Partner High Yield Portfolio, Thrivent Bond Index Portfolio, and Thrivent Mortgage Securities Portfolio. Thrivent Financial currently is voluntarily reimbursing all expenses other than the advisory fees for Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Mid Cap Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Real Estate Securities Portfolio, and Thrivent Mortgage Securities Portfolio. In addition, for any Portfolio that invests its short-term assets in Thrivent Money Market Portfolio, the adviser reimburses an amount equal to the larger of the amount of the advisory fee for that Portfolio or the amount of the advisory fee that is charged to the Portfolio for its investment in Thrivent Money Market Portfolio.

Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.

       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Technology Portfolio           All assets                                     .75%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Partner Small Cap Growth       $0-$500 million                               1.00%
       Portfolio                               More than $500 million                         .90%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Partner Small Cap Value        All assets                                     .80%
       Portfolio
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Small Cap Stock Portfolio      $0-$200 million                                .70%
                                               More than $200 million but not                 .65%
                                               over $1 billion
                                               More than $1 billion but not                   .60%
                                               over $2.5 billion
                                               More than $2.5 billion but not                 .55%
                                               over $5 billion
                                               More than $5 billion                           .525%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Small Cap Index Portfolio      $0-$250 million                                .35%
                                               More than $250 million                         .30%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Mid Cap Growth Portfolio       All assets                                     .40%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Mid Cap Growth Portfolio II    $0-$500 million                                .90%
                                               More than $500 million                         .80%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Mid Cap Stock Portfolio        $0-$200 million                                .70%
                                               More than $200 million but not                 .65%
                                               over $1 billion
                                               More than $1 billion but not                   .60%
                                               over $2.5 billion
                                               More than $2.5 billion but not                 .55%
                                               over $5 billion
                                               More than $5 billion                           .525%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Mid Cap Index Portfolio        $0-$250 million                                .35%
                                               More than $250 million                         .30%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Partner International Stock    All assets                                     .85%
       Portfolio
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Partner All Cap Portfolio      $0-$500 million                                .95%
                                               More than $500 million                         .90%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Large Cap Growth Portfolio     All assets                                     .40%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Large Cap Growth Portfolio II  $0-$500 million                                .80%
                                               More than $500 million                         .70%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Partner Growth Stock           $0-$500 million                                .80%
       Portfolio                               More than $500 million                         .70%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Large Cap Value Portfolio      All assets                                     .60%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Large Cap Stock Portfolio      $0-$500 million                                .65%
                                               More than $500 million but not                 .575%
                                               over $1 billion
                                               More than $1 billion but not                   .475%
                                               over $2.5 billion
                                               More than $2.5 billion but not                 .45%
                                               over $5 billion
                                               More than $5 billion                           .425%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Large Cap Index Portfolio      $0-$250 million                                .35%
                                               More than $250 million                         .30%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Real Estate Securities         All assets                                     .80%
       Portfolio
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Balanced Portfolio             $0-$250 million                                .35%
                                               More than $250 million                         .30%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent High Yield Portfolio           All assets                                     .40%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Partner High Yield Portfolio   All assets                                     .40%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Income Portfolio               All assets                                     .40%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Bond Index                     $0-$250 million                                .35%
                                               More than $250 million                         .30%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Limited Maturity Bond          All assets                                     .40%
       Portfolio
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Mortgage Securities Portfolio  All assets                                     .50%
       --------------------------------------- --------------------------------- -----------------------------
       --------------------------------------- --------------------------------- -----------------------------
       Thrivent Money Market Portfolio         All assets                                     .40%
       --------------------------------------- --------------------------------- -----------------------------

During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.

       ------------------------------------------- --------------------- --------------------- ---------------------
                       Portfolio                         12/31/03              12/31/02              12/31/01
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Technology Portfolio                       $181,984               $64,127               $43,297
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Partner Small Cap Growth                    266,068               181,794                 4,466
       Portfolio
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Partner Small Cap Value Portfolio            53,481                    --                    --
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Small Cap Stock Portfolio                   792,910               239,945                77,660
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Small Cap Index Portfolio                 1,068,394             1,041,858             1,041,875
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Mid Cap Growth Portfolio                  1,589,011             1,746,953             2,086,534
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Mid Cap Growth Portfolio II                 201,922               144,342                 4,029
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Mid Cap Stock Portfolio                     341,579               191,525                78,843
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Mid Cap Index                               165,245                76,977                30,240
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Partner International Stock               2,924,865             3,248,021             4,037,899
       Portfolio
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Partner All Cap Portfolio                   377,777               306,243                 4,253
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Large Cap Growth Portfolio                8,904,944            10,758,643            15,736,342
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Large Cap Growth Portfolio II               244,542               163,792                 3,477
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Partner Growth Stock Portfolio              387,098               232,599                 3,510
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Large Cap Value Portfolio                   888,066               401,162                 2,653
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Large Cap Stock Portfolio                 1,068,709               414,448               154,942
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Large Cap Index Portfolio                 1,921,940             2,039,438             2,540,815
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Real Estate Securities Portfolio            136,812                    --                    --
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Balanced Portfolio                        2,078,597             2,156,957             2,421,002
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent High Yield Portfolio                      3,118,763             3,460,890             4,403,613
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Partner High Yield Portfolio                226,365               145,010               139,079
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Income Portfolio                          4,464,521             4,783,013             4,702,608
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Bond Index Portfolio                        790,763               472,582               274,244
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Limited Maturity Bond Portfolio             766,012               393,756                 6,787
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Mortgage Securities Portfolio                74,580                    --                    --
       ------------------------------------------- --------------------- --------------------- ---------------------
       ------------------------------------------- --------------------- --------------------- ---------------------
       Thrivent Money Market Portfolio                    1,266,807             1,445,375             1,477,791
       ------------------------------------------- --------------------- --------------------- ---------------------

Investment Subadvisory Agreements

Each Investment Subadvisory Agreement between Thrivent Financial, the Fund and a subadviser (each a "Subadvisory Contract") provides that it shall continue in effect with respect to the subadvised Portfolio for two years from its effective date and thereafter from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not "interested persons" of any party to the Subadvisory Contract, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Contract may be terminated on 60 days' written notice by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act). The Subadvisory Contract may also be terminated by the subadviser on 60 days' written notice or by Thrivent Financial (i) on at least 60 days' prior written notice to the subadviser, without the payment of any penalty; (ii) upon material breach by the subadviser of any of the representations and warranties set forth in the Subadvisory Contract, if not cured within 20 days; or (iii) if the subadviser becomes unable to discharge its duties and obligations under the Subadvisory Contract. The Subadvisory Contract will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction that does not result in a change of actual control or management of an adviser is not deemed an assignment.

Thrivent Financial pays Turner an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% of average daily net assets subadvised by Turner.

Thrivent Financial pays Westcap an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Small Cap Growth Portfolio. The fee payable is equal to 0.50% of average daily net assets subadvised by Westcap.

Thrivent Financial pays Mercator an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner International Stock Portfolio. The fee payable is equal to a percentage of the Thrivent Partner International Stock Portfolio's average daily net assets. The subadvisory fee is equal to 0.47% of average daily net assets subadvised by Mercator.

Thrivent Financial pays Price International an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner International Stock Portfolio. The fee payable is equal to the following percentage of Thrivent Partner International Stock Portfolio's average daily net assets subadvised by Price International:

                  0.75% on the first $20 million of average daily net assets
                  0.60% on the next $30 million of average daily net assets
                  0.50% on the next $150 million of average daily net assets
                  0.50% of all average daily net assets when assets exceed $200 million /1/
                  0.45% of all average daily net assets when assets exceed $500 million /1/

/1/ When average daily net assets exceed this amount, the annual rate is applicable to all amounts subadvised by Price International in Thrivent Partner International Stock Portfolio. For purposes of determining breakpoints, assets invested in Lutheran Brotherhood World Growth Fund will be included in determining average daily net assets.

Thrivent Financial pays FMR an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner All Cap Portfolio. The fee payable is equal to a percentage of the Thrivent Partner All Cap Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. The subadvisory fee is equal to .60% of average daily net assets up to $100 million, .55% of average daily net assets over $100 million but not over $500 million, .50% of average daily net assets over $500 million but not over $750 million, and .45% of average daily net assets over $750 million.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Small Cap Value Portfolio. The fee payable is equal to .60% of the Thrivent Partner Small Cap Value Portfolio's average daily net assets.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Growth Stock Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Growth Stock Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. The subadvisory fee is equal to 0.40% of average daily net assets up to $500 million, and 0.35% of the average daily net assets over $500 million.

Board Approval of Investment Advisory and Subadvisory Agreements

On November 12, 2003, the Board of Directors of the Fund (the "Board"), including the directors who are not "interested persons" of Thrivent Financial or the Fund ("Independent Directors"), unanimously voted to approve the current investment advisory agreement between the Fund and Thrivent Financial with respect to each Portfolio of the Fund. On February 11, 2004 the Board, including the Independent Directors, unanimously voted to approve the current investment advisory agreement fee schedule between the Fund and Thrivent Financial with respect to the Portfolios.

In fulfilling its duty pursuant to Section 15(c) of the Act, the Board reviews and considers the terms of the investment advisory agreement and subadvisory agreements, especially as they relate to the fees to be paid. In evaluating fees the Board examines the total compensation to be received by the adviser and the subadvisers, both in cash and other benefits, in order to determine whether such fees are fair and reasonable in light of the services performed, the value of such services to the Fund and the availability of comparable services from other parties.

The items to be considered by the Board include the following:

  The services to be provided to the Portfolios by the adviser and the subadvisers, and the qualifications of each of them;
  The fee structure for each Portfolio generally and in relation to those charged to comparable mutual funds, especially with respect to break-points;
  The possible benefits to the adviser and subadviser and their affiliates apart from cash compensation received;
  The extent of profits derived by the adviser and subadviser under the agreements;
  The performance of each Portfolio in general and in comparison to other investment companies with similar investment objectives over a comparable period of time; and
  The availability, cost and value of alternative means of obtaining such services.

Affiliated Persons

The following directors and officers of Thrivent Financial, the Funds' investment adviser, are affiliated with the Fund:

Affiliated Person            Position with the Fund     Position with Thrivent Financial
-----------------            ----------------------     --------------------------------
Pamela J. Moret              President and Director     Executive Vice President, Marketing and Products
Russell W. Swansen           Vice President             Chief Investment Officer

OTHER SERVICES

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank.

Independent Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serves as the Fund's independent accountants, providing professional services including audits of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Fund.

Administration Contract

Pursuant to an Administration Contract between the Fund and Thrivent Financial effective January 1, 2004, Thrivent Financial provides administrative personnel and services necessary to operate the Portfolios on a daily basis for a fee equal to 0.03 percent of the Portfolios' average daily net assets. These services include (but are not limited to) the preparation and filing of registration statements and amendments thereto, preparation and filing of tax returns, in-house legal services, internal auditing services, preparation and coordination of materials with respect to the meetings of the Board of Directors, coordination of regulatory examinations, and administration of the Fund's Code of Ethics

Accounting Services Agreement

Thrivent Financial provides certain accounting and pricing services to the Portfolios pursuant to an Accounting Services Agreement between the Fund and Thrivent Financial. These services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Fund. The payments for the past three fiscal years are shown below.

    ---------------------------------------------- ----------------- ------------------- -------------------
                      Portfolio                        12/31/03           12/31/02            12/31/01
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Technology Portfolio                           $39,000             $39,000             $29,500
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Partner Small Cap Growth Portfolio              13,125                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Partner Small Cap Value Portfolio               18,333                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Small Cap Stock Portfolio                       39,000            39,000              29,500
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Small Cap Index Portfolio                       39,500            39,500              35,542
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Mid Cap Growth Portfolio                        37,500                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Mid Cap Growth Portfolio II                     13,125                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Mid Cap Stock Portfolio                         39,000            39,000              35,500
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Mid Cap Index Portfolio                         39,000            39,000              29,500
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Partner International Stock                     45,000                --                  --
    Portfolio
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Partner All Cap Portfolio                       13,125                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Large Cap Growth Portfolio                     108,750                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Large Cap Growth Portfolio II                   13,125                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Partner Growth Stock Portfolio                  13,125                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Large Cap Value Portfolio                       13,125                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Large Cap Stock Portfolio                       39,000            39,000              29,583
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Large Cap Index Portfolio                       50,000            50,000              36,417
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Real Estate Securities Portfolio                18,333                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Balanced Portfolio                              50,000            50,000              36,417
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent High Yield Portfolio                            48,750                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Partner High Yield Portfolio                    40,000            40,000              35,583
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Income Portfolio                                52,500                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Bond Index Portfolio                            40,000            40,000              35,538
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Limited Maturity Bond Portfolio                 16,875                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Mortgage Securities Portfolio                   18,333                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------
    ---------------------------------------------- ----------------- ------------------- -------------------
    Thrivent Money Market Portfolio                          37,500                --                  --
    ---------------------------------------------- ----------------- ------------------- -------------------

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser, including Turner, Westcap, Price International, Mercator, FMR, and T. Rowe Price, , to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.

Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.

The Fund's Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, Turner, Westcap, Price International, Mercator, FMR, T. Rowe Price, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner that Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.

Affiliated Transactions

FMR. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC, provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with Archipelago ECN, an electronic communication network in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

Brokerage Commissions

During the last three fiscal years, the Portfolios paid the following brokerage fees:

        ------------------------------------------ --------------------- --------------------- ---------------------
                        Portfolio                        12/31/03              12/31/02              12/31/01
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Technology Portfolio                     $106,335              $42,719                $36,384
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Partner Small Cap Growth                   65,235               82,605                  4,791
        Portfolio
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Partner Small Cap Value                    44,434                  N/A                    N/A
        Portfolio
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Small Cap Stock Portfolio                 586,617              182,190                 87,099
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Small Cap Index Portfolio                  95,202              109,681                123,808
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Mid Cap Growth Portfolio                2,249,845            2,390,612              1,975,605
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Mid Cap Growth Portfolio II                83,221              147,741                  2,902
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Mid Cap Stock Portfolio                   164,125               83,107                 86,408
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Mid Cap Index Portfolio                    57,804               27,940                 11,708
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Partner International Stock               581,318              487,255                672,719
        Portfolio
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Partner All Cap Portfolio (1)             140,057              211,355                  4,359
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Large Cap Growth Portfolio              7,481,955            8,284,261              8,560,077
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Large Cap  Growth Portfolio II            230,484              140,151                  3,094
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Partner Growth Stock Portfolio             70,760               70,318                  3,097
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Large Cap Value Portfolio                 231,995              264,189                  3,862
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Large Cap Stock Portfolio                 325,433               66,867                 66,135
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Large Cap Index Portfolio                  52,519               93,618                 84,722
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Real Estate Securities Portfolio           82,903                  N/A                    N/A
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Balanced Portfolio                         36,430              125,573                 90,192
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent High Yield Portfolio                       45,704               18,184                 24,571
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Partner High Yield Portfolio                4,226                    0                      0
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Income Portfolio                            7,225                    0                 29,700
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Bond Index Portfolio                            0                    0                      0
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Limited Maturity Bond Portfolio               565                    0                    210
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Mortgage Securities Portfolio                   0                  N/A                    N/A
        ------------------------------------------ --------------------- --------------------- ---------------------
        ------------------------------------------ --------------------- --------------------- ---------------------
        Thrivent Money Market Portfolio                          0                    0                      0
        ------------------------------------------ --------------------- --------------------- ---------------------
(1)      The  aggregate  amount of  commissions  paid to  affiliated  brokerage  firms by Thrivent  Partner All Cap
         Portfolio  was $5,368.92 in 2003,  $0 in 2002,  and $3.60 in 2001.  The  Portfolio's  inception  date was
         November 30, 2001.

The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the fiscal year ended December 31, 2003. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

        ------------------------------------------- -------------------- ----------------------
                                                                               Aggregate
        Portfolio                                       Commissions          Transactions
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Technology Portfolio                     $101,585            $44,353,218
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Partner Small Cap Growth
        Portfolio                                           48,860             20,057,112
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Partner Small Cap Value Portfolio          42,969             24,737,673
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Small Cap Stock Portfolio                 557,666            271,140,855
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Small Cap Index Portfolio                  30,306             44,749,595
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Mid Cap Growth Portfolio                2,125,433            927,200,251
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Mid Cap Growth Portfolio II                     0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Mid Cap Stock Portfolio                   158,695             99,676,672
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Mid Cap Index Portfolio                    28,626             24,820,042
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Partner International Stock
        Portfolio (1)                                       50,417             17,303,502
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Partner All Cap Portfolio                 120,456             77,543,678
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Large Cap Growth Portfolio              7,286,949          4,454,834,199
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Large Cap  Growth Portfolio II                  0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Partner Growth Stock Portfolio              2,928              2,315,554
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Large Cap Value Portfolio                 225,454            168,779,126
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Large Cap Stock Portfolio                 319,781            250,331,889
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Large Cap Index Portfolio                  36,723             41,880,965
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Real Estate Securities Portfolio           82,453             66,919,521
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Balanced Portfolio                         16,897             21,339,386
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent High Yield Portfolio                       30,844             10,643,180
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Partner High Yield Portfolio                    0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Income Portfolio                                0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Bond Index Portfolio                            0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Limited Maturity Bond Portfolio                 0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Mortgage Securities Portfolio                   0                      0
        ------------------------------------------- -------------------- ----------------------
        ------------------------------------------- -------------------- ----------------------
        Thrivent Money Market Portfolio                          0                      0
        ------------------------------------------- -------------------- ----------------------

CAPITAL STOCK

The total number of shares of capital stock that the Fund has authority to issue is 10,000,000,000 shares of the par value of .01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors.

        -------------------------------------------------------------- -----------------------
                                    Class                                   Number of Shares
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Technology Portfolio Capital Stock                               200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Partner Small Cap Growth Portfolio Capital Stock                 200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Partner Small Cap Value Portfolio Capital Stock                  200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Small Cap Stock Portfolio Capital Stock                          200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Small Cap Index Portfolio Capital Stock                          200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Mid Cap Growth Portfolio Capital Stock                           400,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Mid Cap Growth Portfolio II Capital Stock                        200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Mid Cap Stock Portfolio Capital Stock                            200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Mid Cap Index Portfolio Capital Stock                            200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Partner International Stock Portfolio Capital Stock              400,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Partner All Cap Portfolio Capital Stock                          200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Large Cap Growth Portfolio Capital Stock                       1,000,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Large Cap  Growth Portfolio II Capital Stock                     200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Partner Growth Stock Portfolio Capital Stock                     200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Large Cap Value Portfolio Capital Stock                          200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Large Cap Stock Portfolio Capital Stock                          200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Large Cap Index Portfolio Capital Stock                          200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Real Estate Securities Portfolio Capital Stock                   200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Balanced Portfolio Capital Stock                                 400,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent High Yield Portfolio Capital Stock                             1,000,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Partner High Yield Portfolio Capital Stock                       200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Income Portfolio Capital Stock                                 1,000,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Bond Index Portfolio Capital Stock                               200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Limited Maturity Bond Portfolio Capital Stock                    200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Mortgage Securities Portfolio Capital Stock                      200,000,000
        -------------------------------------------------------------- -----------------------
        -------------------------------------------------------------- -----------------------
        Thrivent Money Market Portfolio Capital Stock                           2,000,000,000
        -------------------------------------------------------------- -----------------------

Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder's name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the Investment Company Act of 1940 shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the Investment Company Act of 1940) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.

Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

NET ASSET VALUE
(All Portfolios Except the Thrivent Money Market Portfolio)

The net asset value per share is determined at the close of each day the New York Stock Exchange (the "NYSE") is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

Net asset value per share is determined by adding the market or appraised value of all portfolio securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

The market value of each Portfolio's securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

  Equity securities traded on the NYSE or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

  Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

  Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Financial may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

  Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

Short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Net Asset Value
(Thrivent Money Market Portfolio)

Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.

The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income. It is expected that the Thrivent Money Market Portfolio will have positive net income at the time of each determination thereof.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)  The Directors must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) from the Thrivent Money Market Portfolio's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Directors deem appropriate and reasonable in light of current market conditions, and the Directors must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)  In the event such deviation from the Thrivent Money Market Portfolio's net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Directors must promptly consider what action should be initiated by them, and when the Directors believe the extent of any deviation from the  Thrivent Money
     Market Portfolio's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the
     Directors);

(3)  The Thrivent Money Market Portfolio may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity that exceeds 90 days;

(4)  The Thrivent Money Market Portfolio must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Directors determine present minimal credit risks and that are "eligible securities" as defined in Rule 2a-7; and

(5)  The Thrivent Money Market Portfolio must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which the Thrivent Money Market Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term "Eligible Security" is limited to any security that:

(1)   (a) either (i) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO") or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an
      NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e.. two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2)   is unrated but is of comparable quality to a rated security as described in (1), above, and that at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any
      NRSRO major rating category outside of the NRSRO's three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

As indicated in the Prospectus, at least 95% of the Thrivent Money Market Portfolio's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Thrivent Money Market Portfolio's assets invested in "second tier" eligible securities as defined in Rule 2a-7. For this purpose, "second tier" eligible securities generally are those that have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. The Thrivent Money Market Portfolio may not invest more than the greater of 1% of its total assets or 1 million in "second tier" eligible securities of any single issuer.

TAX STATUS

The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

  derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
  invest in securities within certain statutory limits; and
  distribute at least 90% of its ordinary income to shareholders.

It is each Portfolio's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Portfolio is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending December 31.

DISTRIBUTIONS

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

Dividends

Dividends are declared and paid as follows:

Declared daily and         Thrivent Partner High Yield Portfolio
paid daily                 Thrivent Income Portfolio
                           Thrivent Limited Maturity Bond Portfolio
                           Thrivent Mortgage Securities Portfolio
                           Thrivent High Yield Portfolio
                           Thrivent Bond Index Portfolio

Declared daily and         Thrivent Money Market Portfolio
paid monthly

Declared and paid          Thrivent Partner Small Cap Growth Portfolio
annually                   Thrivent Mid Cap Growth Portfolio
                           Thrivent Mid Cap Growth Portfolio II
                           Thrivent Partner International Stock Portfolio
                           Thrivent Partner All Cap Portfolio
                           Thrivent Large Cap Growth Portfolio
                           Thrivent Large Cap Growth Portfolio II
                           Thrivent Partner Growth Stock Portfolio
                           Thrivent Large Cap Value Portfolio
                           Thrivent Technology Portfolio
                           Thrivent Partner Small Cap Value Portfolio
                           Thrivent Small Cap Stock Portfolio
                           Thrivent Small Cap Index Portfolio
                           Thrivent Mid Cap Stock Portfolio
                           Thrivent Mid Cap Index Portfolio
                           Thrivent Large Cap Stock Portfolio
                           Thrivent Large Cap Index Portfolio
                           Thrivent Real Estate Securities Portfolio
                           Thrivent Balanced Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

Capital Gains

While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in February.

Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

CALCULATION OF PERFORMANCE DATA

The total return and yield of each Portfolio will be calculated as set forth below. Calculations of performance data for the Portfolios includes the effect of the investment advisory fee charged to the Fund but does not reflect the expenses charged to the variable contracts at the separate account level.

Total Return

Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

         P(1+T)(n) = ERV

         Where:

         P     = a hypothetical initial payment of $1,000

         T     = average annual total return

         n     = number of years

         ERV   = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

The calculation is based on the further assumptions that all dividends and distributions by the Portfolio are reinvested at net asset value on the reinvestment dates during the periods. The investment advisory fee charged to the Fund is also taken into account as described later herein.

Yield

Yield is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

                                         Yield = 2[(((a-b)/cd) + 1)^6 - 1]

Where:

         a = dividend and interest earned during the period;
         b = expenses accrued for the period (net of reimbursements);
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
         d = the maximum offering price per share on the last day of the period.

To calculate interest earned (for the purpose of "a" above) on debt obligations, a Portfolio computes the yield to maturity of each obligation held by a Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"), a Portfolio accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Portfolio has elected not to amortize discount or premium on such securities.

Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives that are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the portfolio, portfolio maturity and operating expenses and market conditions.

The table below presents the average annual returns for all Portfolios for the indicated periods ended December 31, 2003.

                                                         Average Annual Total Returns as of 12/31/03
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
                                   Current SEC                                                                   Date Of
           Portfolio             Yield 12/31/03     1-Year       5-Years       10-Years        Inception        Inception
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Technology Portfolio          N/A          51.36%         N/A           N/A          -12.07%           03/01/01
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Partner Small Cap             N/A          43.83%         N/A           N/A            5.01%           11/30/01
Growth Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Partner Small Cap             N/A            N/A          N/A           N/A           41.55%           04/30/03
Value Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Small Cap Stock               N/A          40.19%         N/A           N/A            7.87%           03/01/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Small Cap Index               N/A          38.16%        9.32%          N/A           11.64%           06/14/95
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Mid Cap Growth                N/A           35.92%       6.47%          N/A            7.41%            1/30/98
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Mid Cap Growth                N/A           37.34%        N/A           N/A           -9.07%           11/30/01
Portfolio II
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Mid Cap Stock                 N/A           32.28%        N/A           N/A            0.38%           03/01/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Mid Cap Index                 N/A           34.80%        N/A           N/A            6.21%           03/01/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Partner International         N/A           31.27%      -0.75%          N/A            3.11%           01/18/96
Stock  Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Partner All Cap               N/A          23.52%         N/A           N/A          -10.95%           11/30/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Large Cap Growth              N/A           30.49%       0.17%        10.47%            N/A*           01/09/87
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Large Cap s Growth            N/A          22.75%         N/A           N/A           -4.43%           11/30/01
Portfolio II
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Partner Growth Stock          N/A          31.05%         N/A           N/A            1.09%           11/30/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Large Cap Stock               N/A          21.36%         N/A           N/A           -4.89%           03/01/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Large Cap Value               N/A          27.08%         N/A           N/A           -0.26%           11/30/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Large Cap Index               N/A          28.21%       -0.83%          N/A           10.38%           06/14/95
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Real Estate                   N/A            N/A          N/A           N/A           30.02%           04/30/03
Securities Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Balanced Portfolio           2.25%         17.17%        2.50%          N/A            8.94%           06/14/95
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent High Yield Portfolio         6.54%          28.00%      -0.22%0        3.56%            N/A*           11/02/87
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Partner High Yield          6.15%           25.41%       3.75%          N/A             2.62%          03/02/98
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Income Portfolio            3.98%            8.51%        5.90%        6.45%            N/A*           01/09/87
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Bond Index Portfolio        4.00%            3.59%        6.26%         N/A             6.80%          06/14/95
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Limited Maturity Bond        2.74%          4.48%         N/A           N/A            4.61%           11/30/01
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Mortgage Securities          3.31%           N/A          N/A           N/A            1.85%           04/30/03
Portfolio
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
Thrivent Money Market Portfolio        N/A            0.84%        3.47%        4.30%`           N/A*           01/09/87
-------------------------------- ---------------- ------------ ------------ --------------- ---------------- ----------------
* Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

Yield - Thrivent Money Market Portfolio

When the Thrivent Money Market Portfolio quotes a "current annualized" yield, it is based on a specified recent seven calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees charge to all shareholder accounts, in proportion to the length of the base period.

The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Portfolio's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

                                                                                               Money Market
                                                                                                Portfolio
   Annualized Current Yield For 7-day Period Ended 12/31/03                                      0.73%

   Effective Yield For 7-day Period Ended 12/31/03                                               0.73%

                                           Nonstandardized Total Return

A Portfolio may provide the above described average annual total return results for periods that end no earlier than the most recent calendar quarter end and that begin one, five and ten years before such quarter end and at the commencement of such Portfolio's operations. In addition, a Portfolio may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of 1,000.

DESCRIPTION OF DEBT RATINGS

Ratings by Moody's

Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa   Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa   Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B     Bonds that are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   Bonds that are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    Bonds that are rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C     Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries.
  High rates of return of funds employed.
  Conservative capitalization structures with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Ratings by Standard & Poor's

Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:

Bonds:

AAA    Debt rated AAA has the highest rating assigned by Standard & Poor's.  Capacity to pay interest and repay principal is extremely strong.

AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A      Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB    Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB     Debt rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
       BBB-rating.

B      Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
       rating.

CCC    Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC    The rating CC typically is currently highly vulnerable to nonpayment.

C     The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied
      CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D     Debt rated D is in payment default.  The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

Commercial Paper:

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 2003 of the Fund and AAL Variable Product Series Fund, Inc. are separate reports furnished with this Statement of Additional Information and are incorporated herein by reference.

Appendix A

Proxy Voting Policies

The Fund has adopted the proxy voting policies of Thrivent Financial for Lutherans and Thrivent Investment Management, Inc. Those policies, and the proxy voting policies of its subadvisers, are described below.

THRIVENT FINANCIAL FOR LUTHERANS AND THRIVENT INVESTMENT MANAGEMENT INC. PROXY VOTING PROCESS AND POLICIES SUMMARY

>> RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Investment Management Inc. ("Thrivent Financial") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("Thrivent Funds") and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

>> ADMINISTRATION OF POLICIES AND PROCEDURES

Portfolio Compliance and Valuation Committee. Thrivent Financial's Portfolio Compliance and Valuation Committee ("Compliance Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. While the Compliance Committee sets voting guidelines and serves as a resource for Thrivent Financial portfolio management, it does not have proxy voting authority for any Thrivent Fund or institutional account. Rather, this responsibility is held by Thrivent Financial portfolio management and investment operations.

Investment Operations. The Investment Operations Staff ("Investment Operations") is responsible for administering the proxy voting process as set forth in the Policies and Procedures, and for ensuring that all meeting notices are reviewed and important non-routine proxy matters are communicated to the portfolio managers for consideration.

>> HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Compliance Committee relies upon ISS research in helping to establish Thrivent Finanicial's proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

Thrivent Financial utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Thrivent Financial through both ProxyMaster.com and VoteX, ISS web-based applications. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies inconsistently with Thrivent Financial's policies as set by the Compliance Committee and instruct Investment Operations to vote all proxies accordingly. Portfolio managers who vote their proxies inconsistent with Thrivent Financial's guidelines are required to document the rationale for their vote. Investment Operations is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to Thrivent Financial's policy.

Summary of Thrivent Financial's Voting Policies

Specific voting guidelines have been adopted by the Compliance Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues - Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation - Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues - Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management's interests and shareholders' interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues - In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management's assessment, and generally votes with company management.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, Investment Operations enters votes electronically into ISS's ProxyMaster or VoteX system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to Thrivent Financial indicating that the votes were successfully transmitted.

On a periodic basis, Investment Operations queries the ProxyMaster or VoteX system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, Investment Operations contacts the applicable portfolio manager if the vote for a particular client or Thrivent Fund has not yet been recorded in the computer system on a non-routine proposal.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

The Compliance Committee is also responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Compliance Committee using recommendations from ISS, an independent third party.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by Investment Operations to the Compliance Committee for immediate resolution. The Compliance Committee then assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company's proxy.

REPORTING AND RECORD RETENTION

Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently than the Thrivent Financial voting guidelines. In addition, any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines, Compliance Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years.

Vote Summary Reports will be generated for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Reports normally cover quarterly or annual periods.

FIDELITY MANAGEMENT & RESEARCH COMPANY

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Thrivent Partner All Cap Portfolio. (The guidelines are reviewed periodically by FMS and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.     General Principles

       A.  Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals.

       B.  Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

       C.  Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or
           General Counsel of FMR or the General Counsel of FMR Corp.  A significant pattern of such non-routine proposals or other special circumstances should be referred to the Committee on Operations or its designee.

II.    Portfolio shares should generally be voted against anti-takeover proposals, including:

       A.  Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

       B.  Classified Boards.  FMR will generally vote in favor of proposals to declassify a board of directors.
           FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

       C.  Authorization of "Blank Check" Preferred Stock.

       D.  Golden Parachutes:

           1.   Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

           2.   Compensation contracts for outside directors.

           3.   Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

           4.   Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

       E.  Supermajority Provisions.

       F.  Poison Pills:

           1.   Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors.  In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

           2.   FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d)
                shareholder approval is required to reinstate the expired Pill.  In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill.  In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

           3.   FMR will generally withhold authority on the election of directors if a company refuses, upon request by
                FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.  On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than
                20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

           4.   Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

           5.   If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years;
                (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.  On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

       G.   Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

       H.  Transfer of authority from shareholders to directors.

       I.  Reincorporation in another state (when accompanied by anti-takeover provisions).

III.   Stock Option Plans

       A.  Stock Option plans should be evaluated on a case-by-case basis.  Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

           1.   The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%.  However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

           2.   The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

           3.   The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

           4.   The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

           5.   However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                a.  They are granted by a compensation committee composed entirely of independent directors.

                b.  They are limited to 5% (large capitalization company) and 10% (small capitalization company)
                    of the shares authorized for grant under the plan.

           6.    The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years.  However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                a.  The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                b.  The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

           7.    Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

           8.    For purposes of this Guideline III, a large capitalization company generally means a company in the
                 Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       B.  FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5%
           (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       C.  Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis.  FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

           1.  Whether the repricing proposal excludes senior management and directors;

           2.  Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

           3.  Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

           4.  The company's relative performance compared to other companies within the relevant industry or industries;

           5.  Economic and other conditions affecting the relevant industry or industries in which the company competes and;

           6.  Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV.    Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis.  Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

       A.  The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%.  However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

       B.  The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

       C.  The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

       D.  The restriction period is less than 3 years.  RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

       E.  However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

           1.   They are granted by a compensation committee composed entirely of independent directors.

           2.   They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       F.  For purposes of this Guideline IV, a large capitalization company generally means a company in the
           Russell 1000; the small capitalization company category generally includes all companies outside the
           Russell 1000.

V.     Other Stock-Related Plans should be evaluated on a case-by-case basis:

       A.  Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus.  In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

       B.  Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and
           IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

       C.  Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

       A.  An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

       B.  Measured as follows:  requested increased authorization plus stock authorized to be issued under
           Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including
           Poison Pill authority).  (If the result is greater than 3, Portfolio shares should be voted against.)

VII.   Portfolio shares should, in general, be voted against the introduction of new classes of Stock with
       Differential Voting Rights.

VIII.  With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX.    Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X.     Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of
       Directors and/or limiting their liability for Breaches of Care.

       A.  Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.    Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote
       Tabulation practices.

XII.   Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII.  Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis.  Portfolio shares should usually be voted for non-leveraged ESOPs.  For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders.  FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase.  Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV.   Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    Avoidance of Potential Conflicts of Interest

       Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other
       Fidelity Companies' relationship, business or otherwise, with that portfolio company.

       FMR applies the following policies and follows the procedures set forth below:

       A.  FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

       B.  The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

       C.  The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines.  Each of the President or General Counsel of FMR or the General Counsel of FMR Corp. is authorized to take a final decision.

       D.  When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F)
           or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.     Executive Compensation

       FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

MERCATOR

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

  Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is an fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

  MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

  MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

Proxy Voting Procedures:

  Designated Proxy Officer of MAM is responsible for client proxy votes.

  MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client's best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client's best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

  Full documentation is kept on each vote cast in every client account.

  Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM's investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

  Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM's investment committee for a decision.

  Procedures are in place to assure voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote-such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT, LLC
TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         Andrew Mark, Director of Operations
         and Technology Administration
         c/o Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

Westcap

PROXY POLICY AND PROCEDURES

POLICY

WESTCAP Investors, LLC ("WESTCAP") acts as investment manager or investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). As "investment manager" or "investment adviser" we vote proxies as part of our authority to manage, acquire and dispose of account assets when delegated by the client (or for ERISA accounts, unless the "named fiduciary" has explicitly reserved that authority for itself). When voting proxies for clients, our utmost concern is that all decisions be made solely in the best interest of our clients (for ERISA accounts, "plan beneficiaries and participants", in accordance with the letter and spirit of ERISA) in their capacity as shareholders. We will act in a manner we deem prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE:

The purpose of these Proxy Policy and Procedures is to memorialize the procedures and policies adopted by WESTCAP to enable it to comply with its accepted responsibilities.

PROCEDURES:

The Proxy Policy Committee ("PPC") is responsible for establishing the guidelines by which we vote our proxies. The Proxy Administrator is responsible for reviewing the proxy proposals to determine which proposals may be voted in accordance with previously established guidelines or precedents. The proposals which are not clearly governed by the guidelines will require the further review and approval of the members of PPC. In addition, PPC will meet briefly whenever necessary or desirable to review proxy voting matters.

While how best to vote a proxy to maximize investment return may not be clear or be able to be decided with certainty in all cases, Westcap will exercise its best judgment to vote proxies so as to maximize investment return.

PROXY ADMINISTRATOR

The Proxy Administrator supervises and oversees the voting of all proxies. The Proxy Administrator reviews open issues on proxies and uses such available resources, such as the recommendation services provided by Institutional Shareholder Services ("ISS"), as it deems appropriate to help in evaluating the issues. Usually, the company's proxy statement contains sufficient information to make a specific voting decision; however, additional information is available if needed, such as the Annual Report and reports from ISS or other proxy evaluation services. These outside services assist us by providing a summary of the pros and cons of the proposals outlined in the proxy statements. In some cases the Administrator may also obtain input from the portfolio managers regarding any stock they hold in their portfolios. After analyzing the issues based on the accumulated information and the guidelines, the proxy will be voted in accordance with the guidelines, or if the guidelines do not govern or the issue is controversial, the Proxy Administrator will forward the proxy and materials to the IPC for further review and approval.

RECORD KEEPING

Westcap is presently using ISS to assist in the voting of and record keeping of proxies. ISS is used to retrieve and print information or reports regarding a particular proxy, issue, or account.

ISS receives a list of Westcap accounts which held the stock in question as of the designated record date. A filter is done against the list to eliminate accounts for which Westcap does not have voting authority. The remaining list is checked against actual forms/cards received by ISS to determine that ISS has received a proxy for each account for which it has voting responsibility. A timely follow up is made by ISS with the client's custodian for the missing forms/cards. As the meeting date approaches ISS makes a reasonable effort to get all shares for which Westcap has voting responsibility.

A list of Westcap accounts and the number of shares held by each of the companies presenting the proxy is established on the ISS system through coordination with Westcap's portfolio accounting system. The voting direction in accordance with the guidelines is affirmed or transmitted to Proxyedge, the electronic voting system used by ISS. The date the proxy card was actually received at ISS is recorded. The final step is to record the date the proxy was actually voted and mailed.

The Proxy Administrator receives quarterly reports from ISS for voted proxies. On an as needed basis, Westcap can retrieve a report for a client for a requested period all proxies were voted, along with how each issue was voted and any comments or guidelines expressed by Westcap.

Westcap's voting decision is noted in the ISS system which is retained in electronic form for a minimum of three years.

CONFLICTS OF INTEREST

Westcap is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Westcap; (ii) a proponent of a proxy proposal has a business relationship with Westcap (e.g., an employee group for which Westcap manages money); (iii) Westcap has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Westcap employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Westcap executive has a relative who serves as a director of a company). Westcap is committed to resolving all such and similar conflicts in its clients' collective best interest. Westcap has developed this Proxy Policy to serve the collective best interests of its clients, and accordingly, will generally vote pursuant to this Proxy Policy when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by this Proxy Policy, the Investment Policy Committee will consult Westcap's Compliance Officer and senior management. The IPC, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Westcap and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Westcap's obligation to vote in its clients' collective best interest.

No actual conflicts of interest have been identified by Westcap.

GUIDELINES

Each proxy issue will be considered individually. The following general guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

VOTE AGAINST

(a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

         (i)      Proposals to stagger board members' terms;

         (ii)     Proposals to limit the ability of shareholders to call special meetings;

         (iii)    Proposals to require super majority votes;

         (iv)     Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         (v)      Proposals regarding "fair price" provisions;

         (vi)     Proposals regarding "poison pill" provisions; and

         (vii)    Permitting "green mail".

(b)      Providing cumulative voting rights.

(c)      "Social issues," unless specific client guidelines supersede, e.g. restrictions regarding South Africa.

VOTE FOR

(a)      Date and place of Annual Meeting.

(b)      Rotation of Annual Meeting Place.

(c)      Limitation on charitable contributions, fees paid to lawyers.

(d)      Ratification of directors' actions on routine matters since previous Annual
         Meeting.

(e)      Confidential voting.

CASE-BY-CASE

(1)      Pay Directors solely in stock.

(2)      Eliminate Director mandatory retirement policy.

(3)      Mandatory retirement age for directors.

(4)       Rotate annual meeting location/date.

(5)      Option and stock grants to management and directors.

(6)      Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

(7)      Election of auditors recommended by management

(8)      Limit Directors Liability

(9)      Election of directors recommended by management, except if there is a proxy fight.

(Revised 6/03)